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                       CONSENT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS
SAMARNAN INVESTMENT CORPORATION:

WE CONSENT TO THE USE OF OUR REPORT INCLUDED HEREIN.


                                      /s/ CHESHER & FULLER, L.L.P.
                                      ---------------------------------
                                      CHESHER & FULLER, L.L.P.

DALLAS, TEXAS
MARCH 14, 1998